UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2023

FATHOM HOLDINGS INC.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)

001-39412		82-1518164
(Commission File Number)		(IRS Employer Identification No.)

2000 Regency Parkway Drive, Suite 300, Cary, North Carolina 27518

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 888-455-6040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	FTHM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Fathom Holdings Inc. (the “Company”) shareholders approved an amendment to the 2019 Omnibus Stock Incentive Plan (the “2019 Plan”). The amendment increases the share reserve of the 2019 Plan by 1,700,000 shares from 4,060,778 shares to 5,760,778 shares. The Company’s board of directors approved the amendment to the 2019 Plan on June 27, 2023, subject to shareholder approval.

You can find a summary of the principal features of the 2019 Plan in the proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on July 13, 2023 (the “Proxy Statement”), under the heading “Proposal Two – Approval of an Amendment to the 2019 Omnibus Stock Incentive Plan to Increase the Share Reserve by One Million Seven Hundred Thousand Shares of Common Stock”. The summary of the amendment to the 2019 Plan contained in the Proxy Statement is qualified in its entirety by the full amendment to the 2019 Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on August 28, 2023. The following proposals were voted upon and the final voting results with respect to each such proposal are set forth below.

At the Annual Meeting, shareholders elected the following eight members to serve on our board of directors, each for a one-year term expiring at the annual shareholder meeting to be held in 2024 or until his or her successor has been duly elected and qualified. The vote for each director’s election was as follows:

Nominee	For	Withheld
Joshua Harley	12,072,694	97,988
Marco Fregenal	12,126,741	43,941
Scott Flanders	12,167,062	3,620
Ravila Gupta	11,328,328	842,354
David Hood	12,164,926	5,756
Stephen Murray	12,164,355	6,327
Glenn Sampson	11,323,862	846,820
Jennifer Venable	12,075,183	95,499

Next, at the Annual Meeting, shareholders approved the amendment to the 2019 Plan. The vote was 10,214,336 shares for, 1,415,190 shares against, and 541,156 shares abstaining.

Finally, at the Annual Meeting, shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The vote was 14,302,504 shares for, 17,082 shares against, and 2,154 shares abstaining.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Third Amendment to the Company’s 2019 Omnibus Stock Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM HOLDINGS INC.

Date: August 28, 2023	/s/ Marco Fregenal
Marco Fregenal
President and Chief Financial Officer